                                                                 Exhibit 10.14.1

                                FIRST AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

         This First Amendment To Receivables Purchase Agreement dated as of June _____, 1993 (this "First Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992 (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of Federated Department Stores, Inc., as Servicer, stating that the amendment to the Purchase Agreement affected by this First Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this First Amendment, shall continue in full force and effect among the parties thereto.





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         IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE ORIGINATORS:

                                ABRAHAM & STRAUS, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                BLOOMINGDALE'S, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                BURDINES, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                JORDAN MARSH STORES CORPORATION

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                LAZARUS, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                RICH'S DEPARTMENT STORES, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                STERN'S DEPARTMENT STORES, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------

                                THE BON, INC.

                                By:     /s/ Karen M. Hoguet
                                    ------------------------
                                Title:
                                       ---------------------




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                                THE PURCHASER:

                                PRIME RECEIVABLES CORPORATION

                                By:    /s/ Susan R. Robinson
                                    --------------------------
                                Title:      President
                                       -----------------------

June 23, 1993
















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                                                                  Schedule IV

                           List of Lock-box Accounts
                           -------------------------

Star Bank Corporation             Burdines                       480-366-723
P.O. Box 1038                     Dept. 4500
425 Walnut Street                 Cincinnati, OH
Cincinnati, OH                    45274-4500
45201-1036

                                  Jordan Marsh                   480-381-1425
                                  P.O. Box 8079
                                  Mason, OH
                                  45040-8079


Central Trust Company             The Bon Marche                 426-002-701
201 East 5th Street               P.O. Box 8080
Cincinnati, OH                    Mason, OH
45201-1198                        45040-8080

                                  Stern's                        426-002-981
                                  P.O. Box 8081
                                  Mason, OH
                                  45040-8081

AmSouth Bank, N.A.                Bloomingdale's                 88-419-622
1900 Fifth Ave., North            P.O. Box 11407
Birmingham, AL                    Drawer 0018
35203                             Birmingham, AL
                                  35245-0018

                                  Rich's                         01-579-282
                                  P.O. Box 11407
                                  Drawer 0001
                                  Birmingham, AL
                                  35245-0001

                                  Goldsmith's                    73-233-579
                                  P.O. Box 11407
                                  Drawer 0012
                                  Birmingham, AL
                                  35245-0012

                                  Abraham & Straus               69-116-059
                                  P.O. Box 11407
                                  Drawer 0008
                                  Birmingham, AL
                                  35245-0008





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The Fifth Third Bank              Lazarus                       715-27336
38 Fountain Square                P.O. Box 0064
  Plaza                           Cincinnati, OH
Cincinnati, OH  45263             45274-0064

First Florida Bank                Burdines                      271-242-6035
P.O. Box 32165                    Tampa, FL
Tampa, FL  33631                  33651-9150
















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                                EXHIBIT A


                    FEDERATED DEPARTMENT STORES, INC.


                          OFFICER'S CERTIFICATE
                          ---------------------

         Pursuant to Section 8.01(a) of the Receivables Purchase Agreement dated as of December 15, 1992 among the Originators listed therein and Prime Receivables Corporation, Federated Department Stores, Inc., as Servicer, certifies that the amendment dated as of June _23_, 1993 to Schedule IV of Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Investor Certificateholders.




                                        Karen Hoguet
                                ---------------------------------
                                Federated Department Stores, Inc.
                                   as Servicer



June  23 , 1993                 Name:       Karen Hoguet
     ----                            ----------------------------
                                Title:  Senior Vice President -
                                       Planning and Treasurer
                                       --------------------------






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